INVESTOR PRESENTATION: SECOND QUARTER 2023

Safe Harbor and Other Information 3 Company Overview 4 Q2 2023 Results 14 Appendix 19 2 TABLE OF CONTENTS

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 This presentation contains forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements, including, without limitation, statements regarding our third quarter and annual fiscal 2023 results, relate to our current assumptions, projections and expectations about our business and future events. Any such forward-looking statements involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company’s control. The inclusion of such information should not be regarded as a representation by the company, or any other person, that the objectives of the company will be achieved. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “should,” “are confident,” “will,” “could,” “outlook,” and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise any forward-looking statements, including any financial targets or estimates, whether as a result of new information, future events, or otherwise. Factors that may cause results to differ from those expressed in our forward-looking statements include, but are not limited to, the factors disclosed in Part I, Item 1A. “Risk Factors” of the company’s Annual Report on Form 10- K for the fiscal year ended January 28, 2023, and otherwise in our reports and filings with the Securities and Exchange Commission, as well as the following factors: risks related to changes in global economic and financial conditions, and the resulting impact on consumer confidence and consumer spending, as well as other changes in consumer discretionary spending habits; risks related to continued inflationary pressures with respect to labor and raw materials and global supply chain constraints that have, and could continue, to affect freight, transit, and other costs; risks related to geopolitical conflict, including ongoing geopolitical challenges between the United States and China, the ongoing hostilities in Ukraine, acts of terrorism, mass casualty events, social unrest, civil disturbance or disobedience; risks related to our failure to engage our customers, anticipate customer demand and changing fashion trends, and manage our inventory; risks related to our failure to operate effectively in a highly competitive and constantly evolving industry; risks related to our ability to execute on our strategic and growth initiatives, including those outlined in our Always Forward Plan; risks related to fluctuations in foreign currency exchange rates; risks related to fluctuations in our tax obligations and effective tax rate, including as a result of earnings and losses generated from our international operations, may result in volatility in our results of operations; risks and uncertainty related to adverse public health developments, such as the COVID-19 pandemic; risks associated with corporate responsibility issues; risks related to cybersecurity threats and privacy or data security breaches; and the potential loss or disruption to our information systems. OTHER INFORMATION The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the Appendix to this presentation. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. Sub-totals and totals may not foot due to rounding. Net income (loss) and net income (loss) per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests. As used in this presentation, unless otherwise defined, references to "Abercrombie" includes the company's Abercrombie & Fitch and abercrombie kids brands and references to "Hollister" include the company's Hollister, Gilly Hicks, and Social Tourist brands. Additionally, references to "Americas" includes North America and South America, "EMEA" includes Europe, the Middle East and Africa and "APAC" includes the Asia-Pacific region, including Asia and Oceania. 3

Abercrombie & Fitch Co. is a global, digitally-led, omnichannel apparel and accessories retailer catering to kids through millennials with assortments curated for their specific lifestyle needs Our corporate purpose of 'Being here for you on the journey to being and becoming who you are' fuels our purpose-led brands and our global associates 4

COMPANY OVERVIEW 5 OUR BRANDS

for kids through millennials

COMPANY OVERVIEW GROWTH FOCUS, LEVERAGING TRANSFORMED OPERATING MODEL 2017 2022 2025 REVENUE $3.7B $4.1-$4.3B $5.0B OPERATING MARGIN 3% 8%+ 10%+ LONG-TERM ASPIRATION OUR JOURNEY STABILIZE TRANSFORM TARGET 2023 GROW GOAL ALWAYS FORWARD PLAN 7

COMPANY OVERVIEW $3.6 $3.1 $3.7 $3.7 FY 2019 FY 2020 FY 2021 FY 2022 59.4% 60.5% 62.3% 56.9% FY 2019 FY 2020 FY 2021 FY 2022 SALES & PROFITABILITY HISTORY 8 $70 $(20) $343 $93 FY 2019 FY 2020 FY 2021 FY 2022 Fiscal Net Sales (in $ billions) Gross Profit Rate (as a % of net sales) Operating Income (Loss) (in $ millions) COVID CLOSURE IMPACT COVID CLOSURE IMPACT TRANSFORM PHASE: Gross Profit Rate improvement 2019-2021 primarily from AUR Decrease from 2021 primarily driven by 520 basis point decline y/y due to elevated freight and raw material cost

COMPANY OVERVIEW ALWAYS FORWARD PLAN EXECUTE FOCUSED BRAND GROWTH PLANS •Data driven approach to store expansion •Grow brand lovers through digital marketing and social selling ACCELERATE AN ENTERPRISE-WIDE DIGITAL REVOLUTION •"Know Them Better" - continued expansion and acceleration of investments in customer analytics to improve customer engagement •"Wow Them Everywhere" - continued investments in people, systems, and processes to improve the end-to-end customer experience OPERATE WITH FINANCIAL DISCIPLINE •Operate with a more agile cost structure •Seek expense efficiencies while protecting investments in digital, technology and store growth 2025 TARGETS: $4.1B - $4.3B REVENUES 8%+ OPERATING MARGIN $600M MINIMUM FREE CASH FLOW GENERATION OVER 3 YEARS LONG-TERM GOAL OF $5B IN REVENUES AND A 10%+ OPERATING MARGIN 1 2 3 9 ALWAYS FORWARD PLAN INTRODUCED AT JUNE 2022 INVESTOR DAY ALWAYS FORWARD PLAN PILLARS

COMPANY OVERVIEW FOCUSED BRAND GROWTH 10 PRODUCT FRANCHISES & EXTENSIONS 1 • Active (YPB in A&F) • A&F Best Dressed Guest • Graphics Licensing DIGITAL CUSTOMER ACQUISITION • Influencer Channel • Social Commerce (Instagram, TikTok, WeChat) • Affiliate Sales GEOGRAPHIC EXPANSION • Physical/Digital Experiences • U.S. & International Stores • Wholesale & Digital Marketplaces PRODUCT VOICE EXPERIENCE

COMPANY OVERVIEW 11 • Personalization • Fast, Digital Product Testing • Real Estate Location Analytics • Modernize Foundation (Retail ERP, Data Infrastructure) • Consistency between Store and Digital experiences • Powerful, Modern Loyalty Program ENTERPRISE-WIDE DIGITAL REVOLUTION2

COMPANY OVERVIEW (1) Reflected as a percent of net sales. 12 $3.7B 56.9% 2022 54.5% 2.5% 2025 TARGET OPERATING EXPENSE (1) $4.1B-$4.3B 60% - 63% 52% - 53% 8%+OPERATING INCOME (1) GROSS MARGIN expansion from 2022 on improved AUR and lower AUC through net reduction in freight and raw materials costs OPERATING EXPENSE leverage from sales volume, net of expected inflation and investments in digital infrastructure, marketing GROSS PROFIT (1) NET SALES FINANCIAL DISCIPLINE3 $3.7B 62.3% 2021 53.3% 9.2%

NET SALES GROSS MARGIN OPERATING MARGIN$935M 2023 Q2 62.5%9.6% ALWAYS FORWARD HIGHLIGHTS "These strong results showcase the power of our playbook and our team’s ability to align product, voice, and experience to meet our customers’ needs. Operationally, we are strategically managing inventory, leveraging chase capabilities to support demand, and driving efficiency across our business." Fran Horowitz | CEO, Abercrombie & Fitch Co. DRIVEN BY AUR EXPANSION, LOWER FREIGHT COSTS, AND STRONG OPERATING LEVERAGE +16% Y/Y +460 BPS Y/Y +990 BPS Y/Y 30% SALES GROWTH ACCELERATED THROUGHOUT THE QUARTER, WITH GROWTH ACROSS BRANDS AND REGIONS LOWER Y/Y DRIVEN BY REGAINED CHASE CAPABILITY AND SALES GROWTH GLOBAL BRAND SALES GROWTH FINANCIAL DISCIPLINE 13 INVENTORY

2023 Q2 RESULTS $27 $27 $35 $32 $32 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 $613 $714 $971 $665 $731 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 $165 $139 $193 $138 $172 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 14 Total Americas Net Sales (in $ millions) Total EMEA Net Sales (in $ millions) Total APAC Net Sales (in $ millions) • Net sales up 19% to last year • Net sales up 19% on a constant currency basis(1) • Net sales up 4% to last year • Net sales up 1% on a constant currency basis(1) • Net sales up 18% to last year • Net sales up 24% on a constant currency basis(1) (1) The estimated impact from foreign currency is calculated by applying current period exchange rates to prior year results. Refer to the Appendix for further details. 2023 Q2 SALES RESULTS BY SEGMENT +19% Y/Y +4% Y/Y +18% Y/Y

2023 Q2 RESULTS $437 $458 $639 $400 $473 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 $805 $880 $1,200 $836 $935 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 +26% Y/Y $368 $422 $560 $436 $463 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 15 Total Company Net Sales (in $ millions) Abercrombie Brands Net Sales (in $ millions) Hollister Brands Net Sales (in $ millions) • Highest Q2 net sales since 2013 • Net sales up 16% to last year • Net sales up 16% on a constant currency basis(1) • Highest Q2 net sales since 2011 • Consistent growth across genders, channels and geographies • 49% of total net sales • Return back to growth, led by Womens business; Mens improved QoQ • Sales growth achieved across regions • 51% of total net sales (1) The estimated impact from foreign currency is calculated by applying current period exchange rates to prior year results. Refer to the Appendix for further details. 2023 Q2 SALES RESULTS BY BRAND +16% Y/Y +8% Y/Y

2023 Q2 RESULTS • Benefit from AUR growth (approx. +400 bps) and lower freight costs (approx. +340 bps) • Offset by higher raw materials costs (approx. -180 bps) and foreign currency (approx. -60 bps) 57.9% 59.2% 55.7% 61.0% 62.5% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 $(2) $18 $87 $34 $90 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 16 Gross Profit Rate (as a % of net sales) Operating Income (Loss) (in $ millions) • Driven by 16% increase in sales compared to LY, gross profit rate expansion and expense leverage 2023 Q2 GROSS PROFIT/ OPERATING INCOME +460 bps Y/Y +$92M Y/Y

2023 Q2 RESULTS CASH & EQUIVALENTS • $617M as compared to $370M last year INVENTORIES • $493M, down 30% from last year • Clean, current inventory position with regained chase capability SHORT-TERM BORROWINGS • No borrowings outstanding under the company's senior secured revolving credit facility ("ABL Facility") • $357M of borrowing available under ABL Facility as of July 29, 2023 GROSS LONG-TERM BORROWINGS • $300M outstanding compared with $308M last year TOTAL LIQUIDITY (1) • $974M as compared to $729M last year $708M $742M $506M $448M $493M Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 $0M $100M $200M $300M $400M $500M $600M $700M $800M (1) Liquidity is comprised of cash and equivalents and borrowing available under the ABL Facility. 17 Inventory 2023 Q2 FINANCIAL POSITION

2023 FISCAL OUTLOOK

The following outlook replaces all previous full year guidance. For fiscal 2023, the company now expects:



Q3 2023	Q3 OUTLOOK
NET SALES	UP LOW DOUBLE-DIGITS[1]
OPERATING MARGIN	RANGE OF 8% TO 10%[2]
EFFECTIVE TAX RATE	MID-30s[3]

FY 2023	CURRENT FULL YEAR OUTLOOK	PREVIOUS FULL YEAR OUTLOOK [4]
NET SALES	GROWTH OF AROUND 10%[5]	UP 2% TO 4%
OPERATING MARGIN	IN THE RANGE OF 8% TO 9%	5% TO 6%
EFFECTIVE TAX RATE	LOW-TO-MID 30s[6]	HIGH-30s
CAPITAL EXPENDITURES	~$160 MILLION	~$160 MILLION

(1) Included in this outlook is the expected benefit of approximately 140 basis points from foreign currency.

(2) We expect the year-over-year improvement to be driven by a higher gross profit rate on lower freight costs and higher AURs and modest operating expense leverage on higher sales.

(3) This outlook assumes the continued inability to realize benefits on certain expected tax losses incurred outside of the U.S.

(4) Released April 29, 2023

(5) The current outlook assumes that Abercrombie brands will continue to outperform Hollister brands. Also, fiscal 2023 includes a 53rd week for reporting purposes, and assumes with net store expansion. The 53rd week is estimated to add approximately $45 million to total net sales in the fourth quarter and full year of 2023.

(6) The current outlook assumes the continued inability to realize benefits on certain expected tax losses incurred outside of the U.S., although to a lesser extent than the prior outlook provided.

A&F Co. | OUTLOOK

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19 APPENDIX

APPENDIX INCOME STATEMENT (1) Gross profit is derived from cost of sales, exclusive of depreciation and amortization. GAAP (in thousands) Q2 2023   % OF NET SALES Q2 2022   % OF NET SALES NET SALES $935,345 100.0% $805,091 100.0% GROSS PROFIT (1) 584,380 62.5% 465,891 57.9% OPERATING EXPENSE 497,232 53.2% 467,129 58.0% OTHER OPERATING (INCOME) LOSS, NET (2,694) (0.3)% 953 0.1% OPERATING INCOME (LOSS) 89,842 9.6% (2,191) (0.3)% INTEREST EXPENSE, NET 1,097 0.1% 6,917 0.9% INCOME (LOSS) BEFORE INCOME TAXES 88,745 9.5% (9,108) (1.1)% INCOME TAX EXPENSE 30,014 3.2% 5,634 0.7% NET INCOME (LOSS) $56,894 6.1% $(16,834) (2.1)% NET INCOME (LOSS) PER SHARE ATTRIBUTABLE TO A&F BASIC $1.13 $(0.33) DILUTED $1.10 $(0.33) WEIGHTED-AVERAGE SHARES BASIC 50,322 50,441 DILUTED 51,548 50,441 20

APPENDIX (in thousands) Q2 2023 % OF NET SALES Q2 2022 % OF NET SALES 1 YR Δ BPS (1) STORES AND DISTRIBUTION $352,730 37.7% $340,791 42.3% (460) MARKETING, GENERAL & ADMINISTRATIVE 144,502 15.4% 124,168 15.4% — ASSET IMPAIRMENT — 0.0% 2,170 0.3% (30) TOTAL OPERATING EXPENSE - GAAP $497,232 53.2% $467,129 58.0% (480) RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSE TOTAL OPERATING EXPENSE - GAAP 497,232 53.2% 467,129 58.0% (480) EXCLUDED ITEMS (2) — 0.0% 2,170 0.3% (30) TOTAL ADJUSTED OPERATING EXPENSE - NON-GAAP $497,232 53.2% $464,959 57.8% (460) (1) Rounded based on reported percentages. (2) Excluded items consist of pre-tax store and other asset impairment charges for the current year and pre-tax store asset impairment charges for the prior year, respectively. Refer to the Appendix for further details. OPERATING EXPENSE 21

APPENDIX (in thousands) JULY 29, 2023 JANUARY 28, 2023 JULY 30, 2022 CASH AND EQUIVALENTS $617,339 $517,602 $369,957 RECEIVABLES 112,597 104,506 79,820 INVENTORIES 493,479 505,621 708,024 OTHER CURRENT ASSETS 87,850 100,289 104,887 TOTAL CURRENT ASSETS $1,311,265 $1,228,018 $1,262,688 PROPERTY AND EQUIPMENT, NET 553,680 551,585 511,181 OPERATING LEASE RIGHT-OF-USE ASSETS 714,977 723,550 740,627 OTHER ASSETS 216,792 209,947 219,598 TOTAL ASSETS $2,796,714 $2,713,100 $2,734,094 ACCOUNTS PAYABLE $323,197 $258,895 $408,297 ACCRUED EXPENSES 375,544 413,303 342,690 SHORT-TERM PORTION OF OPERATING LEASE LIABILITIES 191,700 213,979 202,699 INCOME TAXES PAYABLE 46,039 16,023 5,582 TOTAL CURRENT LIABILITIES $936,480 $902,200 $959,268 LONG-TERM PORTION OF OPERATING LEASE LIABILITIES 692,046 713,361 714,265 LONG-TERM BORROWINGS, NET 297,385 296,852 304,219 OTHER LIABILITIES 92,019 94,118 83,415 TOTAL LONG-TERM LIABILITIES $1,081,450 $1,104,331 $1,101,899 TOTAL ABERCROMBIE & FITCH CO. STOCKHOLDERS EQUITY 768,306 694,841 661,788 NONCONTROLLING INTEREST 10,478 11,728 11,139 TOTAL STOCKHOLDERS' EQUITY $778,784 $706,569 $672,927 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $2,796,714 $2,713,100 $2,734,094 22 BALANCE SHEET

APPENDIX YEAR TO DATE PERIOD ENDED (in thousands) JULY 29, 2023 JULY 30, 2022 NET CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES $216,328 $(259,733) PURCHASES OF PROPERTY AND EQUIPMENT (89,780) (59,582) PROCEEDS FROM THE SALE OF PROPERTY AND EQUIPMENT — 7,972 NET CASH USED FOR INVESTING ACTIVITIES $(89,780) $(51,610) PAYMENT OF DEBT MODIFICATION COSTS AND FEES (17) — PURCHASES OF COMMON STOCK — (117,775) OTHER FINANCING ACTIVITIES (23,325) (17,649) NET CASH USED FOR FINANCING ACTIVITIES $(23,342) $(135,424) EFFECT OF FOREIGN CURRENCY EXCHANGE RATES ON CASH (3,672) (7,567) NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS $99,534 $(454,334) CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, BEGINNING OF PERIOD $527,569 $834,368 CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, END OF PERIOD $627,103 $380,034 STATEMENT OF CASH FLOWS 23

APPENDIX SINCE THE START OF 2021, THE COMPANY REPURCHASED APPROXIMATELY 15 MILLION SHARES FOR APPROXIMATELY $503 MILLION. THERE IS APPROXIMATELY $232 MILLION REMAINING UNDER OUR PREVIOUSLY AUTHORIZED SHARE REPURCHASE PROGRAM. SHARE REPURCHASES (1) (in thousands, except for average cost) NUMBER OF SHARES COST AVERAGE COST TOTAL FY 2021 10,200 $377,290 $36.99 $377,290 FY 2022 4,770 $125,775 $26.37 $125,775 YTD 2023 — $— $— $— (in thousands) FY 2020 FY 2021 FY 2022 Q2 2023 ENDING SHARES OUTSTANDING 62,399 52,985 49,002 50,141 24 SHARE REPURCHASES (1) As part of publicly announced plans or programs.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

STATEMENT OF OPERATIONS

NET SALES	Q2 2023	Q2 2022	Δ %
GAAP	$935,345	$805,091	16%
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	2,873	0%
NON-GAAP CONSTANT CURRENCY BASIS	$935,345	$807,964	16%

GROSS PROFIT	Q2 2023	Q2 2022	Δ BPS [2]
GAAP	$584,380	$465,891	460
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	(2,977)	60
NON-GAAP CONSTANT CURRENCY BASIS	$584,380	$462,914	520

OPERATING INCOME (LOSS)	Q2 2023	Q2 2022	Δ BPS [2]
GAAP	$89,842	$(2,191)	990
EXCLUDED ITEMS [3]	—	(2,170)	30
ADJUSTED NON-GAAP	$89,842	$(21)	960
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	(971)	10
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$89,842	$(992)	970

NET INCOME (LOSS) PER DILUTED SHARE	Q2 2023	Q2 2022	Δ $
GAAP	$1.10	$(0.33)	$1.43
EXCLUDED ITEMS, NET OF TAX [3]	—	(0.03)	0.03
ADJUSTED NON-GAAP	$1.10	$(0.30)	$1.40
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	(0.02)	0.02
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$1.10	$(0.32)	$1.42

(1) The impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share impact from foreign currency is calculated using a 26% tax rate.
(2) The estimated basis point impact has been rounded based on the percentage change.
(3) Excluded items consist of pre-tax store asset impairment charges.



A&F Co. | APPENDIX
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RECONCILIATION OF GAAP TO NON-GAAP RESULTS

NET SALES BY GEOGRAPHY AND BRAND

(in thousands)	Q2 2023	Q2 2022 GAAP	Q2 2022 IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	Q2 2022 NON-GAAP CONSTANT CURRENCY BASIS	GAAP Δ %	NON-GAAP CONSTANT CURRENCY BASIS Δ %
NET SALES BY SEGMENT: (2)						
AMERICAS	$ 731,427	$ 613,244	$ (1,174)	$ 612,070	19%	19%
EMEA	171,962	164,827	5,306	170,133	4%	1%
APAC	31,956	27,020	(1,259)	25,761	18%	24%
TOTAL COMPANY	$ 935,345	$ 805,091	$ 2,873	$ 807,964	16%	16%

(in thousands)	Q2 2023	Q2 2022 GAAP	Q2 2022 IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	Q2 2022 NON-GAAP CONSTANT CURRENCY BASIS	GAAP Δ %	NON-GAAP CONSTANT CURRENCY BASIS Δ %
NET SALES BY BRAND:						
ABERCROMBIE (3)	$ 462,711	$ 368,157	$ (71)	$ 368,086	26%	26%
HOLLISTER (4)	472,634	436,934	2,944	439,878	8%	7%
TOTAL COMPANY	$ 935,345	$ 805,091	$ 2,873	$ 807,964	16%	16%

(1) The estimated impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share estimated impact from foreign currency is calculated using a 26% tax rate.

(2) Net sales by segment are presented by attributing revenues to an individual country on the basis of the country in which the merchandise was sold for in-store purchases and on the basis of the shipping location provided by customers for digital orders.

(3) Abercrombie includes the Abercrombie & Fitch and abercrombie kids brands.

(4) Hollister includes the Hollister, Gilly Hicks and Social Tourist brands.

A&F Co. | APPENDIX

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